UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

March 14, 2005

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

News Corporation (the “Company”) (NYSE: NWS, NWSA; ASX: NWS, NWSLV) issued a press release today announcing that the Company has completed an internal restructuring of the News Group. As previously disclosed in connection with the reincorporation of the Company, the Company proposed to undertake an internal restructuring under which News Holdings Limited (formerly known as The News Corporation Limited) would transfer its ownership of the Company’s United Kingdom and United States businesses to News Australia Holdings Pty Limited (formerly known as Carlholt Pty Limited).

In connection with the reincorporation on November 12, 2004, News Corporation, a Delaware corporation, and News Australia Holdings Pty Limited were added as guarantors to certain of the News Group’s public indentures, bank facilities and other securities. Upon the completion of the internal restructuring, News Holdings Limited has been released as a guarantor from these debt instruments.

A copy of the press release is attached hereto as exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number	Description
99.1	Press release of News Corporation dated March 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/S/ LAWRENCE A. JACOBS
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: March 14, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of News Corporation dated March 14, 2005